UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 17, 2007
(Date of earliest event reported)
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.
     On January 17, 2007, Libbey Inc. issued the press release attached hereto as Exhibit 99.1, announcing the notes exchange offer by its wholly-owned subsidiary, Libbey Glass Inc. which is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Libbey Inc., dated January 17, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 17, 2007

LIBBEY INC.

By:	/s/ Scott M. Sellick
	Name:	Scott M. Sellick
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated January 17, 2007 entitled “Libbey Inc. Announces Notes Exchange Offer.”